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                             STOCK REGISTRATION AGREEMENT

       This Stock Registration Agreement (this "Agreement") dated as of January 1, 2000, is entered into by and among Lone Star Technologies, Inc., a Delaware corporation (the "Corporation"), Fintube Limited Partnership, a Delaware limited partnership (the "Fintube Representative"), Yorktown Energy Partners, L.P., a Delaware limited partnership (the "Yorktown Representative"), Brown University Third Century Fund, Inc., a Rhode Island corporation (the "Brown Representative"), Warburg, Dillon, Reed, L.L.C., a Delaware limited liability company (the "WDR Representative") and Ticonderoga Capital, Inc., a Delaware corporation (the "Ticonderoga Representative"), and the Stockholders (as defined hereafter).

                                       RECITALS

       WHEREAS, pursuant to the Asset Purchase Agreement dated November 16, 1999 by and among the Corporation, Fintube Technologies, Inc., an Oklahoma corporation, and the Fintube Representative (the "Purchase Agreement"), the Stockholders will receive an aggregate of 760,237 shares of the Corporation's common stock, par value $1.00 per share (the "Common Stock").

       WHEREAS, as set forth in the Purchase Agreement, the Corporation has agreed to grant to the Stockholders certain registration rights with respect to their Registrable Securities (defined hereafter).

       NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

       1.     DEFINITIONS.

       For purposes of this Agreement, the following terms shall have the respective meanings assigned to them in this Section 1 or in the recitals above or the sections below.

       "Closing Date" shall mean the date on which the consummation of the transactions contemplated by the Purchase Agreement occurs.

       "Commission" shall mean the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

       "Exchange Act" shall mean the Securities Exchange Act of 1934, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

       "Person" shall mean a corporation, an association, a partnership, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

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       "Registrable Securities" shall mean the shares of Common Stock issued to the Stockholders pursuant to the Purchase Agreement and any securities issued or issuable with respect to any Common Stock referred to in the foregoing caused by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.

       "Securities Act" shall mean the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as of the same shall be in effect at the time. References to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar federal statute.

       "Stockholders" shall mean the Designated Recipients (as defined in the Purchase Agreement) who prior to the execution of this Agreement have provided to the Corporation their executed and completed Accredited Investor Questionnaires, Unaccredited Investor Letters and/or Accredited Investor Letters. The names of these Persons are set forth on Exhibit "A" attached hereto and incorporated herein by reference.

       2. REPRESENTATIVES. For the purposes of this Agreement, the Stockholders listed on Exhibit "B" attached hereto and incorporated herein by reference authorize the Fintube Representative to act on their behalf and to cooperate with the Corporation to fulfill their obligations set forth herein, the Stockholders listed on Exhibit "C" attached hereto and incorporated herein by reference authorize the Yorktown Representative to act on their behalf and to cooperate with the Corporation to fulfill their obligations set forth herein, the Stockholders listed on Exhibit "D" attached hereto and incorporated herein by reference authorize the Brown Representative to act on their behalf and to cooperate with the Corporation to fulfill their obligations set forth herein, the Stockholders listed on Exhibit "E" attached hereto and incorporated herein by reference authorize the WDR Representative to act on their behalf and to cooperate with the Corporation to fulfill their obligations set forth herein and the Stockholders listed on Exhibit "F" attached hereto and incorporated herein by reference authorize the Ticonderoga Representative to act on their behalf and to cooperate with the Corporation to fulfill their obligations set forth herein, (collectively, the Fintube Representative, the Yorktown Representative, the Brown Representative, the WDR Representative and the Ticonderoga Representative are referred to as the "Representatives"). A Representative shall not for any purpose under this Agreement be deemed to be the agent or representative of a Stockholder not set forth on the above designated Exhibit applicable to such Representative. Any requests by the Stockholders relating to the responsibilities and obligations of the Corporation will be made by the Representatives on behalf of their respective Stockholders. Additionally, the Corporation is authorized to act directly with the Representatives rather than the individual Stockholders to fulfill any or all of its obligations under this Agreement and to facilitate the registration of the Registrable Securities.

       3.     REGISTRATION UNDER SECURITIES ACT, ETC.

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       a.     REGISTRATION RIGHTS. Promptly after the Closing Date, the
Representatives will provide to the Corporation all information, including the Fintube Representative's financial statements, regarding the Representatives and the Stockholders that is required by the Securities Act to be included in the registration statement on Form S-3 (the "Registration Statement"). Thirty (30) days after the Closing Date or five (5) days after receiving all information from the Representatives that is required to be included in the Registration Statement by the Securities Act (whichever occurs later), the Corporation shall file the Registration Statement pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the Commission) covering the sale of all the Registrable Securities in accordance with this Section 3 and shall cause the registration to become effective and the Registrable Securities to be freely tradeable within one hundred twenty (120) days after the Closing Date; provided, however, if the Commission elects to review the Registration Statement, the Corporation shall use its best efforts to cause the Registration Statement to become effective and the Registrable Securities to be freely tradeable as soon as practicable after receiving the Commission's comments. The Corporation has provided the Fintube Representative with a draft of the Registration Statement.

       b.     REGISTRATION PROCEDURES.  After the Closing Date the
Corporation will:

              i. Prepare and file the Registration Statement with the Commission in accordance with Section 3.1 of this Agreement.

              ii. Prepare and file with the Commission such amendments and supplements to the Registration Statement and prospectus used in connection therewith including any preliminary prospectus or amended prospectus as may be necessary to keep the Registration Statement continuously effective and to comply with the provisions of the Securities Act with respect to the offer of the Registrable Securities during the period that will expire on the earlier of (i) the date that is two hundred forty (240) days after the effective date of the Registration Statement, or (ii) the date on which the distribution of all the Registrable Securities covered by the Registration Statement is completed.

              iii. Furnish to the Representatives who will then distribute to the Stockholders such number of conformed copies of the Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), and such number of copies of the prospectus (including any preliminary prospectus or supplemental or amended prospectus) as the Representatives on behalf of the Stockholders may reasonably request in order to facilitate the sale and distribution of the Registrable Securities.

              iv. Prior to any public offering of Registrable Securities, register or qualify or cooperate with the Representatives, the underwriters, if any, and respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions in the United States as the Representatives on behalf of the Stockholders or an underwriter reasonably requests in writing; keep each such registration or qualification effective during the period the Registration Statement is required to be kept effective;

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provided, however, the Corporation will not be required in connection therewith or as a condition thereto to qualify generally to do business or subject itself to general service of process in any such jurisdiction where it is not then so subject.

              v. Notify the Representatives, at any time when a prospectus relating to the Registration Statement is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and promptly prepare and furnish to the Representatives a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

              vi. Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and furnish to the Representatives at least five (5) business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which the Representatives on behalf of the Stockholders shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act.

              vii. Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by the Registration Statement from and after a date not later than the effective date of the Registration Statement.

              viii. Use its best efforts (i) to list all Registrable Securities covered by the Registration Statement on any securities exchange on which any of the Corporation's securities of the same class as the Registrable Securities are then listed and (ii) for two (2) years after the Closing Date to avoid taking any action which would cause the Registrable Securities to cease being eligible for inclusion on any such securities exchange on which they may become listed other than in connection with the Corporation's decision to list its securities of the same class as the Registrable Securities on another securities exchange.

              ix. Notify the Representatives (i) as to the filing of the Registration Statement and of all amendments or supplements thereto filed prior to the effective date of such Registration Statement, (ii) promptly after the Corporation shall receive notice thereof, of the time when such Registration Statement became effective or when any amendment or supplement to any prospectus forming a part of said Registration Statement has been filed, and (iii) promptly, of any request by the Commission for the amending or supplementing of such Registration Statement or prospectus or for additional information.

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              x.     Prepare and file with the Commission, promptly upon the
written request of the Representatives, any amendments or supplements to such Registration Statement or prospectus which may be reasonably necessary or advisable in connection with the distribution of the Registrable Securities, including amendments to add as selling stockholders under the Registration Statement or prospectus those Persons whose names were removed from Schedule
1.1 to the Purchase Agreement pursuant to the provisions of Section 2.3(b) of the Purchase Agreement if such Persons are unable to lawfully sell to the public the Registrable Securities they have acquired except as part of a requested offering.

              xi. Advise the Representatives promptly after the Corporation shall receive notice or obtain knowledge of the issuance of any stop order by the Commission suspending the effectiveness of any such Registration Statement or amendment thereto or of the initiation or threatening of any proceeding for that purpose, and promptly use its reasonable efforts to prevent the issuance of any stop order or obtain its withdrawal promptly if such stop order should be issued.

       c. LIMITATIONS. The Corporation's obligation to take or continue any action to effect the Registration Statement pursuant to Section 3.2 of this Agreement shall be subject to the following:

              i. If any of the audited financial statements required to be included in the Registration Statement for the most recent fiscal year ended are not available, the Corporation shall have the right to delay the effectiveness of the Registration Statement for such period of time until the Corporation receives such required audited financial statements.

              ii. If the Corporation is in good faith engaged in activities relating to a material event or transaction that has not yet been publicly disclosed, the Corporation shall have the right to delay the filing of the Registration Statement or, if filed, the effective date of the Registration Statement or, if effective, the filing of an amendment or supplement to the Registration Statement until such time as the material event or transaction is disclosed to the public by the Corporation (but in no event longer than 45 days). In that event, the periods defined in Section 3.2.2(i) and 3.2.8 shall be extended by the number of days of such delay. There shall be no more than three (3) such events during the time period set forth in Section 3.2.2(i) as extended by this Section 3.3.2.

              iii. The registration shall not be deemed to have been effected (i) unless it has become effective and remained effective for the period specified in Section 3.2.2 or (ii) if, after it has become effective, such registration is terminated by a stop order, injunction or other order of the Commission or other governmental agency or court. If such registration is terminated by a stop order, injunction or other order of the Commission or other governmental agency or court, the periods defined in Sections 3.2.2(i) and 3.2.8 shall be extended by the number of days of such delay.

       4. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. The Stockholders will not sell the Registrable Securities in an underwritten offering unless
(a) the Stockholders agree to sell the Registrable Securities on the basis provided in any underwriting arrangements, and (b) the Representatives deliver to the Corporation completed and executed questionnaires, powers of

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attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements from each of the Stockholders.

       5. EXPENSES. The Corporation will bear all registration fees, the New York Stock Exchange filing fees, all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the Corporation in connection with blue sky qualifications and filings), all word processing, duplicating and printing expenses, all messenger and delivery expenses, the fees and disbursements of counsel for the Corporation and of its independent public accountants and all other fees and expenses in connection with the registration and sale of the Registrable Securities pursuant to this Agreement, except for transfer taxes payable on the sale of the Registrable Securities, the fees and expenses of counsel to the Representatives and Stockholders, and the Representatives' and Stockholders' accountants and fees and commissions of brokers, dealers and underwriters.

       6. RECALL OF PROSPECTUSES, ETC. With respect to the Registration Statement or any amendment thereto filed with the Commission pursuant to this Agreement, if, at any time, the Corporation in good faith notifies the Representatives that an amendment or supplement to the Registration Statement or amendment to the prospectus included therein is necessary or appropriate, the Representatives shall so inform the Stockholders and the Representatives and the Stockholders will forthwith cease selling and distributing shares thereunder and will forthwith redeliver to the Corporation all copies of the Registration Statement and prospectuses then in their possession or under their control. The Corporation will use its best efforts to cause any such amendment or supplement to become effective as soon as practicable (except as provided in Section 3.3.2) and will promptly furnish to the Representatives who will then distribute to the Stockholders a reasonable number of copies of such amended or supplemented prospectus (and the period defined in both
Section 3.2.2(i) and 3.2.8 shall be extended by the period from the date on which the Stockholders ceased selling and distributing shares thereunder to the date on which such amendment or supplement becomes effective).

       7.     COOPERATION BY THE REPRESENTATIVES AND THE STOCKHOLDERS.

       a. The Representatives and the Stockholders will cooperate with the Corporation in connection with the registration of Registrable Securities pursuant to this Agreement, and the Representatives will furnish and the Stockholders will supply to the Representatives (i) such information as may be reasonably required by the Corporation or the Commission in connection therewith and (ii) such representations, undertakings and agreements as may be required by the Commission in connection therewith.

       b. Upon the acquisition of any shares of the Corporation's Common Stock in addition to the number of shares set forth opposite the signature on this Agreement of each Stockholder, each Stockholder shall promptly advise the appropriate Representative of such acquisition, and such Representative shall so inform the Corporation.

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       8.     INDEMNIFICATION.

       a. In the event of any registration of any securities under the Securities Act pursuant to this Agreement, the Corporation will indemnify and hold harmless the Representatives and the Stockholders and each other Person, if any, who controls a Representative or a Stockholder within the meaning of the Securities Act (the "Fintube Indemnified Parties"), against any losses, claims, damages or liabilities, joint or several, to which any such Fintube Indemnified Party may become subject, under the Securities Act or otherwise as the same are incurred, insofar as such losses, claims, damages or liabilities (or action in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement or preliminary prospectus (if used prior to the effective date of such Registration Statement) or final or summary prospectus contained therein (if used during the period the Corporation is required to keep the Registration Statement effective), or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading, and will reimburse the Fintube Indemnified Parties for any legal or any other expenses reasonably incurred by the Fintube Indemnified Parties in connection with investigating or defending any such action or claim, excluding any amounts paid in settlement of any litigation, commenced or threatened, if such settlement is effected without prior written consent of the Corporation such consent not to be unreasonably withheld or delayed; provided, however, the Corporation will not be liable to any Fintube Indemnified Party in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or omission or alleged untrue statement or omission made in said Registration Statement, said preliminary prospectus or said final or summary prospectus or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Corporation by any Fintube Indemnified Party, including without limitation the Fintube Representative, specifically for use in the preparation thereof; and provided further that the indemnity agreement contained in this Section 8 with respect to any preliminary prospectus shall not inure to the benefit of the Stockholders or to any Person selling the same in respect of any loss, claim, damage, liability or action asserted by someone who purchased shares from such Person if a copy of the final prospectus (as the same may be amended or supplemented) in connection with the Registration Statement was not sent or given to such Person with or prior to written confirmation of the sale and if a copy of the final prospectus (as the same may be amended or supplemented) was promptly delivered to the Representatives by the Corporation and if the untrue statement or omission or alleged untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the final prospectus.

       b. In the event of any registration of Registrable Securities under the Securities Act pursuant to this Agreement, the Representatives, on a several basis in proportion to the relative partnership interests in Fintube Limited Partnership represented by them (except to the extent indemnification under this Section 8.2 is recovered directly from any of the Stockholders represented by such Representative), and the Stockholders, on a several basis in proportion to their relative partnership interests in Fintube Limited Partnership, will indemnify and hold harmless the Corporation, each of its directors and officers, and each other Person, if any, who controls the

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Corporation within the meaning of the Securities Act (the "Lone Star
Indemnified Parties"), against any losses, claims, damages or liabilities, joint or several, to which any such Lone Star Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or action in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in such Registration Statement or preliminary prospectus or final or summary prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein not misleading, and will reimburse such Lone Star Indemnified Parties for any legal or any other expenses as reasonably incurred by them in connection with investigating or defending any such action or claim, excluding any amounts paid in settlement of any litigation, commenced or threatened, if such settlement is effected without prior written consent of the Representatives, the Stockholders or the Representatives on behalf of the Stockholders, such consent not to be unreasonably withheld or delayed; but in all cases only if, and to the extent, that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission therein made in reliance upon and in conformity with written information furnished to the Corporation by (i) such Stockholder or its affiliates or by its Representative on the Stockholder's behalf, (ii) such Representative or its affiliates, or (iii) the Fintube Representative, other than as related to information furnished by the Fintube Representative specifically and solely on behalf of its various represented Stockholders in their capacities as such, in any case specifically for use in the preparation of such Registration statement or prospectus. The amount of liability of a Stockholder resulting from this Section 8.2 shall not exceed the total proceeds to such Stockholder from the sale of the Registrable Securities pursuant to the Registration Statement. The amount of liability of a Representative resulting from this Section 8.2 shall not exceed the total proceeds to such Representative and/or the Stockholders represented by it from the sale of the Registrable Securities pursuant to the Registration Statement less the amount of indemnification under this Section 8.2 recovered directly from any of such represented Stockholders. For the purposes of this
Section 8, all information relating to the various Stockholders or Representatives included in the Registration Statement or preliminary prospectus or final or summary prospectus contained therein is deemed to have been provided by such Stockholder or its Representative only, except that all information furnished by the Fintube Representative relating to Fintube Limited Partnership and its affiliates, other than information furnished by the Fintube Representative specifically and solely on behalf of its various represented Stockholders in their capacities as such, included in the Registration Statement or preliminary prospectus or final prospectus contained therein is deemed to have been provided by each and every Stockholder and Representative.

       c. Promptly after receipt by a party entitled to indemnification under subsection 8.1 or 8.2 hereof of notice of the commencement of any action, such Fintube Indemnified Party or Lone Star Indemnified Party (in either case, the "Indemnified Party") will, if a claim in respect thereof is to be made against the Person obligated to provide indemnification under either of such subsections (the "Indemnifying Party"), notify the Indemnifying Party in writing of the commencement thereof. In case any such action is brought against the Indemnified Party and it shall so notify the

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Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate in, and, to the extent that it so chooses, to assume the defense thereof with counsel reasonably satisfactory to such Indemnified Party, and, after notice from the Indemnifying Party that it so chooses, such Indemnifying Party shall not be liable for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, provided, however, that if the Indemnifying Party fails to take reasonable steps necessary to defend such claim within twenty (20) days after receiving notice from the Indemnified Party that the Indemnified Party believes the Indemnifying Party has failed to take such steps, the Indemnified Party may assume its own defense and the Indemnifying Party shall be liable for any expenses therefor. If, in the reasonable judgment of the Indemnified Party, a conflict of interest does or may exist in respect of such claim, the Indemnified Party or Parties shall have the right to select separate counsel to participate in the defense of such action on behalf of such Indemnified Party or Parties, in which case the Indemnifying Party shall bear costs of such defense; provided, however, that the Indemnifying Party shall not be obligated to pay such fees and expenses for more than one firm to separately represent all the Indemnified Parties in all jurisdictions. If more than one firm is selected as separate counsel, the Indemnifying Party shall pay the Representatives an amount equal to the average of the fees and expenses of all the firms so solicited. The Indemnity agreements in this
Section 8.3 shall be in addition to any liabilities which the Indemnifying Parties may have pursuant to law.

       d. If the indemnification provided for in this Section 8 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages, liabilities or expenses taking into account the relative benefit of the registration of the Registrable Securities to the Indemnifying Party and the Indemnified Party and the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the Parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. For the purposes of this Section 8, all information relating to the various Representatives included in the Registration Statement or preliminary prospectus or final or summary prospectus contained therein is deemed to have been provided by the such Representatives, except that all information furnished by the Fintube Representative relating to Fintube Limited Partnership and its affiliates, other than information furnished by the Fintube Representative specifically and solely on behalf of its various represented Stockholders in their capacities as such, included in the Registration Statement or preliminary prospectus or final prospectus contained therein is deemed to have been provided by each and every Stockholder and Representative. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set

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forth in this Section 8, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

       The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

       The indemnification required by this Section 8 shall be made by prompt payments of the amounts thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

       9. SALES UNDER RULE 144. With a view to making available to the Stockholders the benefits of Rule 144 promulgated under the Securities Act and any other similar rule or regulation of the Commission that may at any time permit the Stockholders to sell the Registrable Securities without registration:

              (1) The Corporation agrees to (i) file with the Commission in a timely manner all reports required of the Corporation under the Exchange Act for so long as the Registrable Securities shall be outstanding, and
       (ii) after any sale of Registrable Securities pursuant to Rule 144, to the extent allowed by law and upon the Corporation's receipt of a written opinion of counsel reasonably satisfactory to it, cause any restrictive legends to be removed and any transfer restrictions to be rescinded with respect to such Registrable Securities;

              (2) The Corporation represents and warrants to the Representatives and the Stockholders that is has filed registration statements pursuant to the requirements of Section 12 of the Exchange Act and/or pursuant to the requirements of the Securities Act, and has filed the reports required to be filed by it under the Securities Act and the Exchange Act and the Rules and Regulations adopted by the Commission thereunder; and

              (3) The Corporation represents and warrants to the Representatives and the Stockholders that it currently meets the applicable eligibility requirements for use of registration statement on Form S-3 under the Securities Act.

       10. REMOVAL OF LEGEND. The Corporation agrees to remove any legends on certificates representing Registrable Securities describing transfer restrictions applicable to such securities upon the sale of such securities pursuant to an effective Registration Statement under the Securities Act.

       11. NOTICES. Any notice to be given by any party hereunder to any other shall be in writing, mailed by certified or registered mail, postage prepaid and return receipt requested, and shall be addressed to the other party at the addresses listed on the signature pages hereof. All such notices

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shall be deemed to be given three (3) days after the date of mailing thereof.
Notice to a Stockholder shall be valid if given to such Stockholder's respective Representative in accordance with the terms and provisions set forth in this Section 11.

       12. MODIFICATION. Notwithstanding anything to the contrary in this Agreement or otherwise, no modification, amendment or waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by the Corporation and the Stockholders.

       13. PARTIAL INVALIDITY. If any clause, sentence, paragraph, section or part of this Agreement shall be deemed invalid, unenforceable or against public policy, the part which is invalid, unenforceable or contrary to public policy shall not affect, impair, invalidate or nullify the remainder of this Agreement, but the invalidity, unenforceability or contrariness to public policy shall be confined only to the clause, sentence, paragraph, section or part of this Agreement so invalidated, unenforceable or against public policy.

       14. CONSTRUCTION. The language in all parts of this Agreement shall in all cases be construed simply, according to its fair meaning, and shall not be construed strictly for or against either of the parties hereto.

       15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES.

       16. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute but one and the same instrument.

       17. SUCCESSORS AND ASSIGNS. This Agreement is not assignable by the Stockholders. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Corporation and the Representatives and their respective successors and assigns and by the Stockholders and their respective heirs, legal representatives and assignees by operation of law.

       18. ATTORNEYS' FEES. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover and the court shall award, reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

       19. REMEDY. In the event of a breach by the Corporation of its obligations under this Agreement, the Stockholders and the Representatives, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of their rights under this Agreement. The Corporation agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

       20. NO INCONSISTENT AGREEMENTS. The Corporation shall not, on or after the date of this Agreement, enter into any agreement with respect to the Common Stock which would prohibit the Corporation from performing the obligations set forth in this Agreement. The Corporation has not previously entered into or become a party to, nor is it bound by any agreement with respect to, the Common Stock granting any registration rights to any person which is inconsistent with the rights granted hereunder.

       21. TIME IS OF THE ESSENCE. Time is of the essence in the performance of the parties' obligations under this Agreement.

       IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                 "CORPORATION"

                                 LONE STAR TECHNOLOGIES, INC.


                                 By: /s/ RHYS J. BEST
                                    ---------------------------------
                                 Name:   Rhys J. Best
                                 Title:  Chairman of the Board,
                                         Chief Executive Officer and President

                                 Address for Notice:

                                 Lone Star Technologies, Inc.
                                 15560 N. Dallas Parkway, Suite 500
                                 Dallas, Texas 75248
                                 Fax: (972) 770-6411

                                 "FINTUBE REPRESENTATIVE"

                                 FINTUBE LIMITED PARTNERSHIP

                                 By: Division Fintube Corporation,
                                     Its General Partner


                                 By: /s/ JERRY E. RYAN
                                    ---------------------------------
                                 Name:   Jerry E. Ryan
                                 Title:  Chairman of the Board

                                 Address for Notice:

                                 Fintube Limited Partnership
                                 3201 E. 65th
                                 Tulsa, Oklahoma 74136
                                 Fax:    (918) 495-1374

                                 "YORKTOWN REPRESENTATIVE"

                                 YORKTOWN PARTNERS L.L.C.

                                 By: /s/ PETER A. LEIDEL
                                    ---------------------------------
                                    Its Managing Member


                                 By: /s/ PETER A. LEIDEL
                                    ---------------------------------
                                 Name:  Peter A. Leidel
                                      -------------------------------
                                 Title: /s/ Member
                                       ------------------------------

                                 Address for Notice:

                                 Yorktown Partners L.L.C.
                                 c/o Peter A. Leidel
                                 410 Park Avenue
                                 New York, New York 10022
                                 Fax:

                                 "BROWN REPRESENTATIVE"

                                 BROWN UNIVERSITY THIRD CENTURY FUND

                                 By: /s/ JONATHON L. SHEAR
                                    ---------------------------------
                                    Its  Treasurer
                                       ------------------------------


                                 By:
                                    ---------------------------------
                                 Name:
                                      -------------------------------
                                 Title:
                                       ------------------------------

                                 Address for Notice:

                                 Brown University Third Century Fund
                                 168 Angell Street, Box C
                                 Providence, Rhode Island  02912
                                 Fax:

                                 "WDR REPRESENTATIVE"

                                 WARBURG, DILLON, READ, L.L.C.

                                 By: /s/ STEVE CHRAPPA
                                    ---------------------------------
                                    Its Associate Director


                                 By: /s/ STEVE CHRAPPA
                                    ---------------------------------
                                 Name:   Steve Chrappa
                                      -------------------------------
                                 Title: Associate Director
                                       ------------------------------

                                 Address for Notice:

                                 Warburg, Dillon, Reed, L.L.C.
                                 c/o Joe DeCicco
                                 299 Park Avenue
                                 New York, New York 10171
                                 Fax:

                                 "TICONDEROGA REPRESENTATIVE"

                                 TICONDEROGA PARTNERS.


                                 By: /s/ TICONDEROGA CAPITAL, INC.
                                    ---------------------------------
                                 Its Investment Mgr
                                    ---------------------------------

                                 By:/s/ ROBERT HANNON
                                    ---------------------------------
                                 Name: Robert Hannon
                                      -------------------------------
                                 Title: Vice President Finance
                                       ------------------------------

                                 Address for Notice:

                                 Ticonderoga Partners
                                 20 Williams Street, Suite G40
                                 Wellesley, MA 02481
                                 Fax:

                                       "STOCKHOLDERS"


                                      /s/ JERRY E. RYAN
                                      ---------------------------------------
                                      Jerry E. Ryan
                                      3201 East 65th Street
                                      Tulsa, Ok 74136


                                      Tracie Ryan Jerd "S" Trust


                                       By:  /s/ TRACIE RYAN JERD
                                          -----------------------------------
                                          Name: Tracie Ryan Jerd
                                          Title:
                                                -----------------------------
                                          11 Mallard Drive
                                          Mt. Laurel, NJ 08054


                                       Andrew C. Ryan "S" Trust


                                       By:  /s/ ANDREW RYAN
                                          -----------------------------------
                                          Name: Andrew Ryan
                                                -----------------------------
                                          Title:
                                                -----------------------------
                                          40 N. Kingshighway, Apt. 13L
                                          St. Louis, MO 63108


                                       Sloane Renee Ryan "S" Trust


                                       By:  /s/ BARBARA N. RYAN
                                          -----------------------------------
                                          Name:  Barbara N. Ryan
                                                -----------------------------
                                          Title: Trustee
                                                -----------------------------
                                          3201 East 65th Street
                                          Tulsa, Oklahoma 74136

                                       /s/ RAYMOND M. BRIGGS
                                       --------------------------------------
                                      Raymond M. Briggs
                                      3211 East 65th Street
                                      Tulsa, Oklahoma 74136

                                   /s/ TRAVIS J. BRIGGS
                                   ------------------------------------------
                                   Travis J. Briggs
                                   4676 Southern Ave.
                                   Dallas, TX 75209


                                   /s/ JOHN CONNOR BRIGGS
                                   ------------------------------------------
                                   John Connor Briggs
                                   5526 W. Amhurst
                                   Dallas, TX 75209


                                   /s/ WILLIAM CLINTON BRIGGS
                                   ------------------------------------------
                                   William Clinton Briggs
                                   3211 E. 65th Street
                                   Tulsa, Oklahoma 74136


                                   /s/ JERRY R. NICHOLS
                                   ------------------------------------------
                                   Jerry R. Nichols
                                   1379 East 29th
                                   Tulsa, Oklahoma 74144


                                   /s/ NANCY K. NICHOLS
                                   ------------------------------------------
                                   Nancy Nichols
                                   1389 East 27th
                                   Tulsa, Oklahoma 74114


                                   /s/ ERIN NICHOLS
                                   ------------------------------------------
                                   Erin Nichols
                                   1427 East 34th
                                   Tulsa, Oklahoma 74105


                                   /s/ KRIS NICHOLS,
                                   ------------------------------------------
                                   CUSTODIAN FOR JUSTIN NICHOLS
                                   Kris Nichols, Custodian for Justin Nichols
                                   1379 E. 29th
                                   Tulsa, Oklahoma 74114

                                   /s/ LARRY J. BUMP
                                   ------------------------------------------
                                   Larry J. Bump
                                   7538 S. Gary Place
                                   Tulsa, Oklahoma 74136


                                   /s/ TINA L. BUMP
                                   ------------------------------------------
                                   Tina L. Bump
                                   P.O. Box 18884
                                   Golden, CO 80402


                                   /s/ TRICIA L. EICHLER
                                   ------------------------------------------
                                   Tricia L. Eichler
                                   6231 S. Jamaica Court
                                   Englewood, CO 80111


                                   /s/ TERRY L. GILBERT
                                   ------------------------------------------
                                   Terry L. Gilbert
                                   1522 N. Minnesota
                                   Shawnee, OK 74801


                                   /s/ LARRY SIMS
                                   ------------------------------------------
                                   Larry Sims
                                   4500 W. 89th
                                   Tulsa, Oklahoma 74132


                                   /s/ PEGGY PETERS
                                   ------------------------------------------
                                   Peggy Peters
                                   7255 Oak Fairway
                                   Tulsa, Oklahoma 74131


                                   /s/ DAVID CROWELL
                                   ------------------------------------------
                                   David Crowell
                                   2717 W. 67th
                                   Tulsa, Oklahoma 74132

                                   /s/ CHRIS WEIERMAN
                                   ------------------------------------------
                                   Chris Weierman
                                   Route 1, Box 143
                                   Pryor, Oklahoma 74361


                                   /s/ HARTMAN MITCHELL
                                   ------------------------------------------
                                   Hartman Mitchell
                                   4824 S. Yorktown Ct.
                                   Tulsa, Oklahoma 74105


                                   /s/ GARY WILLIS
                                   ------------------------------------------
                                   Gary Willis
                                   7528 S. 96th East Avenue
                                   Tulsa, OK 74133


                                   /s/ MARION DEATON
                                   ------------------------------------------
                                   Marion Deaton
                                   1364 E. 43rd Place
                                   Tulsa, Oklahoma 74105


                                   /s/ THOMAS J. BUTCHKO
                                   ------------------------------------------
                                   Thomas J. Butchko
                                   245 E. 28th Street
                                   Tulsa, Oklahoma 74114


                                   /s/ EMMETT D. MANTLE
                                   ------------------------------------------
                                   Emmett D. Mantle
                                   3331 S. 76th W. Ave.
                                   Tulsa, Oklahoma 74107


                                   /s/ ROBERT A. HANSON
                                   ------------------------------------------
                                   Robert A. Hanson
                                   3159 E. Atlanta
                                   Tulsa, Oklahoma 74105

                                   /s/ DON R. REID
                                   ------------------------------------------
                                   Don R. Reid
                                   724 W. 97th Court
                                   Jenks, Oklahoma 74037


                                   /s/ MICHEL LABELLE
                                   ------------------------------------------
                                   Michel Labelle
                                   1544 Chemin de L'Etoile
                                   St-Adolphe D'Howard, Quebec
                                   JOT 2B0

                                   Brown University Third Century Fund


                                   By: /s/ JONATHON L. SHEAR
                                       --------------------------------------
                                       Name:  Jonathon L. Shear
                                              -------------------------------
                                       Title: Treasurer
                                              -------------------------------
                                       168 Angell St., Box C
                                       Providence, RI 02912


                                   Yorktown Energy Partners


                                   By: /s/ PETER A. LEIDEL
                                       --------------------------------------
                                       Name:  Peter A. Leidel
                                              -------------------------------
                                       Title: Member
                                              -------------------------------
                                       c/o Peter A. Leidel
                                       Yorktown Partners L.L.C.
                                       410 Park Ave
                                       New York, New York 10022-4407

                                   Lexington Partners III, L.P.


                                   By: /s/ WARBURG DIUION READ LLC
                                       --------------------------------------
                                       ITS GENERAL PARTNER
                                       Name:  Steve Chrappa
                                              -------------------------------
                                       Title: Associate Director
                                              -------------------------------
                                       c/o Joe De Cicco
                                       Warburg, Dillon  Read, L.L.C.
                                       299 Park Ave.
                                       New York, New York 10171


                                   Concord Partners, L.P.

                                    By: /s/ ROBERT HANNON
                                       --------------------------------------
                                       Name:  Robert Hannon
                                              -------------------------------
                                       Title: VP of Ticonderoga Capital
                                                 Investment Mgr
                                              -------------------------------
                                       c/o Robert Hannon
                                       Ticonderoga Partners
                                       20 William St.
                                       Suite G40
                                       Wellesley, MA 02481

                                   Concord Partners Japan Limited

                                   By: /s/ ROBERT HANNON
                                       --------------------------------------
                                       Name:  Robert Hannon
                                             --------------------------------
                                       Title: VP of Ticonderoga Capital
                                              Investment Mgr
                                             --------------------------------
                                       c/o Robert Hannon
                                       Ticonderoga Partners
                                       20 William St.
                                       Suite G40
                                       Wellesley, MA 02481


                                   /s/ DENNIS H. ADLER
                                   ------------------------------------------
                                   Dennis H. Adler


                                   /s/ H. MICHAEL ASHFORD
                                   ------------------------------------------
                                   H. Michael Ashford
                                   Route 1, Box 177
                                   Maud, TX 75567

                                   /s/ CHARLES A. BALLARD
                                   ------------------------------------------
                                   Charles A. Ballard
                                   Armitage Farm
                                   P.O. Box 196
                                   Solsbury, PA 18963


                                   /s/ JOHN P. BIRKELUND
                                   ------------------------------------------
                                   John P. Birkelund
                                   956 Fifth Avenue, Apt. 14A
                                   New York, New York 10021


                                   /s/ WILLIAM S. BRENIZER
                                   ------------------------------------------
                                   William S. Brenizer
                                   1035 Park Avenue, Apt. 5A
                                   New York, New York 10028

                                   /s/ JOHN G. BRIM
                                   ------------------------------------------
                                   John G. Brim
                                   120 East End Avenue
                                   Apt. 5A
                                   New York, New York 10028


                                   /s/ PATRICK S. CIAMPI
                                   ------------------------------------------
                                   Patrick S. Ciampi
                                   149 Woodgate Rd.
                                   Middletown, NY 07748


                                   /s/ DOUGLAS A. DARBY
                                   ------------------------------------------
                                   Douglas A. Darby
                                   P.O. Box 164
                                   Plymouth Montserrat
                                   British West Indies


                                   /s/ SALLY A. DEAN
                                   ------------------------------------------
                                   Sally A. Dean
                                   1724 West Sussex Road, N.E.
                                   Atlanta, Georgia 30306


                                   /s/ FRANCOIS DE SAINTS PHALLE
                                   ------------------------------------------
                                   Francois de Saints Phalle
                                   1107 5th Avenue, Apt. 6N
                                   New York, NY 10128


                                   /s/ CHARLES P. DURKIN
                                   ------------------------------------------
                                   Charles P. Durkin
                                   142 East 71st Street
                                   New York, NY 10021


                                   /s/ PETER M. FLANIGAN
                                   ------------------------------------------
                                   Peter M. Flanigan
                                   Anderson Hill Road
                                   Purchase, NY 10577

                                   /s/ GERALD GREENWALD
                                   ------------------------------------------
                                   Gerald Greenwald
                                   c/o United Airlines
                                   P.O. Box 66100
                                   Chicago, IL 60666


                                   /s/ JOHN H. F. HASKELL, JR.
                                   ------------------------------------------
                                   John H. F. Haskell, JR.
                                   120 East End Avenue
                                   Apt. 3A
                                   New York, NY 10028


                                   /s/ FRANKLIN W. HOBBS
                                   ------------------------------------------
                                   Franklin W. Hobbs, IV
                                   151 East 79th Street
                                   New York, NY 10021


                                   /s/ CRAIG A.T. JONES
                                   ------------------------------------------
                                   Craig A. T. Jones
                                   123 Abbott Road
                                   Wellesley, MA 02181-6124


                                   /s/ KURT KALM
                                   ------------------------------------------
                                   Kurt Kalm
                                   11 Palmer Lane
                                   Riverside, CT 06878


                                   /s/ W. HOWARD KEENAN, JR.
                                   ------------------------------------------
                                   W. Howard Keenan, Jr.
                                   1170 Fifth Ave., Apt. 7a
                                   New York, NY 10029


                                   /s/ BRYAN B. LAWRENCE
                                   ------------------------------------------
                                   Bryan B. Lawrence
                                   116 E. 63rd St., Apt. 9D
                                   New York, NY 10021

                                   /s/ JOHN H. MULLIN, III
                                   ------------------------------------------
                                   John H. Mullin, III
                                   c/o Ridgeway Farms
                                   RIDGEWAY FARM LANE
                                   Brookneal, VA 23528


                                   /s/ JOHN J. MURABITO
                                   ------------------------------------------
                                   John J. Murabito
                                   9 Westwood Lane
                                   Woodbury, NY 11797


                                   /s/ DAVID W. NIEMIEC
                                   ------------------------------------------
                                   David W. Niemiec
                                   139 East 79th Street
                                   New York, NY 10021


                                   /s/ ROBERT A. PILKINGTON
                                   ------------------------------------------
                                   Robert A. Pilkington
                                   152 Wheatley Road
                                   Glen Head, NY 11545


                                   /s/ THOMAS L. PIPER, III
                                   ------------------------------------------
                                   Thomas L. Piper, III
                                   Windrow Lane
                                   New Canaan, CT 06840


                                   /s/ BRET E. RUSSELL
                                   ------------------------------------------
                                   Bret E. Russell
                                   325 West End Ave. Apt. 8B
                                   New York, NY 10023


                                   /s/ STUART L. SINDELL
                                   ------------------------------------------
                                   Stuart L. Sindell
                                   300 Cascade Road
                                   Stamford, CT 06903

                                   /s/ MICHAEL I. SOMERS
                                   ------------------------------------------
                                   Michael I. Somers
                                   900 Park Avenue, Apt. #26A
                                   New York, NY 10021-0231


                                   /s/ DANFORTH W. STAR
                                   ------------------------------------------
                                   Danforth W. Star
                                   12 Bayberry lane
                                   Greenwich, CT 06831


                                   /s/ F. DAVIS TERRY, JR.
                                   ------------------------------------------
                                   F. Davis Terry, Jr.
                                   1035 Fifth Avenue, Apt. 16C
                                   New York, NY 10028


                                   /s/ LORENZO D. WEISMAN
                                   ------------------------------------------
                                   Lorenzo D. Weisman
                                   1107 Fifth Ave.
                                   New York, NY 10128


                                   /s/ EDWARD B. WHITNEY
                                   ------------------------------------------
                                   Edward B. Whitney
                                   307 West 102nd Street
                                   New York, NY 10025


                                   /s/ GEORGE A. WIEGERS
                                   ------------------------------------------
                                   George A. Wiegers
                                   230 Bridge Street
                                   Vail, CO 81657-3614


                                   /s/ RICHARD C. YANCEY
                                   ------------------------------------------
                                   Richard C. Yancey
                                   42 Monroe Place
                                   Brooklyn, NY 11201

                                   /s/ ROBERT A. YOUNG
                                   ------------------------------------------
                                   Robert A. Young
                                   52 Indian Rock Road
                                   New Canaan, CT 06840


                                   /s/ H. C. BOWEN SMITH
                                   ------------------------------------------
                                   H.C. Bowen Smith
                                   c/o Warburg, Dillon  Read, L.L.C.
                                   299 Park Ave.
                                   New York, New York 10171


                                   Warburg, Dillon Read, L.L.C.

                                   By: /s/ STEVE CHRAPPA,
                                      ---------------------------------------
                                      Associate Director
                                      ---------------------------------------
                                      Joe De Cicco
                                      299 Park Ave.
                                      New York, New York 10171